Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

      SUPPLEMENT DATED FEBRUARY 1, 2005 TO THE PROSPECTUS AND STATEMENT OF
                   ADDITIONAL INFORMATION DATED MARCH 1, 2004





On January 31, 2005, the shareholders of The Tocqueville Gold Fund (the "Gold Fund"), a series of The Tocqueville Trust (the "Trust"), voted to approve an increase in the amount of total assets that the Gold Fund can invest in gold bullion and other precious metals from 10% to 20%. The Board of Trustees of the Trust had previously approved this proposal on June 10, 2004, subject to the approval of the shareholders of the Gold Fund. In light of this change, the following revisions to the Trust's Prospectus and Statement of Additional Information are effective as of January 31, 2005:

The last sentence of the first paragraph under the heading "Principal Investment Strategies" on page 7 of the Prospectus is replaced with the following:

        "However, no more than 20% of the Fund's total assets may be invested directly in gold bullion and other precious metals."

The fourth sentence of the fifth full paragraph under the heading "Investment Strategies" on page 13 of the Prospectus is replaced with the following:

        "However, no more than 20% of the Fund's total assets may be invested directly in gold bullion and other precious metals."

The eighth Investment Restriction on page 16 of the Statement of Additional Information is replaced with the following:

        "(8) invest in precious metals other than in accordance with a Fund's investment objective and policy, if as a result the Fund would then have more than 10% (20% with respect to the Gold Fund) of its total assets (taken at current value) invested in such precious metals. With respect to the Genesis Fund this investment policy number (8) is a non-fundamental policy and may be changed by the Trust's Board of Trustees; and"